                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in Registration Statement No. 333-76940 on Form S-8 of our report relating to the financial statements of Nam Tai Electronics, Inc. dated March 9, 2006, appearing in the annual report on Form 20-F of Nam Tai Electronics, Inc. for the year ended December 31, 2005.




/s/ Deloitte Touche Tohmatsu
----------------------------
Hong Kong
March 15, 2006